UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 1, 2020

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	98-1228572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	FN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 3, 2020, Fabrinet issued a press release regarding its financial results for the fiscal quarter ended December 27, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Officer

On February 1, 2020, Toh-Seng Ng, Executive Vice President, Chief Financial Officer of Fabrinet, notified Fabrinet that he would retire on February 1, 2021 (the “Retirement Date”). Effective February 17, 2020, Mr. Ng will step down as Chief Financial Officer and transition to Executive Vice President, Special Projects until his Retirement Date.

Amended and Restated Offer Letter

On February 1, 2020, Mr. Ng and Fabrinet USA, Inc. (the “Company”) entered into an amended and restated offer letter of employment (the “Amended Ng Offer Letter”), in order to provide for additional retirement benefits. Pursuant to the Amended Ng Offer Letter, Mr. Ng will continue to report to Fabrinet’s Chief Executive Officer (“CEO”) and provide transition and other services as requested by the CEO until Mr. Ng’s Retirement Date.

The Amended Ng Offer Letter provides that, upon retirement, Mr. Ng will receive the following severance benefits: (1) a lump sum payment equal to the sum of (a) his one month’s base salary multiplied by the total number of full and fractional years of his employment with the Company as of his termination date; (b) any earned but unpaid bonus; and (c) two times his cost of COBRA coverage for twelve months; (2) any then-outstanding and unvested performance-based equity awards that remain subject to the achievement of any performance goals (the “Performance Awards”) will remain outstanding and eligible to vest based on the extent that the applicable performance-based or other criteria are satisfied; (3) any then-outstanding and unvested restricted share unit awards that are not Performance Awards (the “RSU Awards”) will accelerate vesting as to one hundred percent (100%) of the shares subject thereto and (4) continued tax equalization benefits under the Company’s expatriate policy, as in effect on the date of termination, for the calendar year in which the termination date occurs, and the following calendar year. These severance benefits will also become payable if the Company terminates Mr. Ng’s employment without good cause (and other than due to his death or disability) prior to the Retirement Date.

In the event Mr. Ng’s employment is terminated on account of Mr. Ng’s death or disability, (i) Mr. Ng will become 100% vested in any then-outstanding and unvested RSU Awards, (ii) any then-outstanding and unvested Performance Awards will remain outstanding and eligible to vest based on the extent that the applicable performance-based or other criteria are satisfied, and (iii) Mr. Ng will receive the severance benefits described in clause (1) of the immediately preceding paragraph.

Mr. Ng’s severance benefits are conditioned upon the parties’ entry into a separation agreement and release of claims in favor of the Company.

The foregoing description of the Amended Ng Offer Letter is a summary and is qualified in its entirety by the terms of the Amended Ng Offer Letter, which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 10.1.

Appointment of Officer

On February 3, 2020, Fabrinet announced that Csaba Sverha has been appointed Executive Vice President, Chief Financial Officer of Fabrinet, effective February 17, 2020. A copy of the press release related to this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Mr. Sverha, age 40, joined Fabrinet in March 2018 as Vice President of Operations Finance. From 2005 to March 2018, Mr. Sverha held various finance roles of increasing responsibility at Sanmina Corporation, an electronics manufacturing services company. During his thirteen-year tenure at Sanmina, he assumed site level as well as regional and global finance roles, most recently serving as Vice President Finance & Controller, Mechanical Systems Division, from December 2017 to March 2018. Prior to that, Mr. Sverha served as Controller with Benetton Hungary (United Colors of Benetton). Prior to joining Benetton, Mr. Sverha held a junior Finance Analyst and Controller positions with Flex in Hungary. Mr. Sverha holds a Master’s Degree in Agricultural Economics and Management from the Szent Istvan University, Godollo Hungary (SZIU).

There are no arrangements or understandings between Mr. Sverha and any other persons pursuant to which he was appointed Executive Vice President, Chief Financial Officer. There are also no family relationships between Mr. Sverha and any director or executive officer of Fabrinet, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and restated offer letter, dated February 1, 2020, between Toh-Seng Ng and Fabrinet USA, Inc.

99.1	Press release dated February 3, 2020

104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Toh-Seng Ng
Toh-Seng Ng Executive Vice President, Chief Financial Officer

Date: February 3, 2020